PLAN INVESTMENT FUND, INC.
SUPPLEMENT DATED JULY 22, 2011
TO THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 29, 2011
     Plan Investment Fund, Inc. (the “Fund”) previously disclosed that it was anticipated that on or after June 1, 2011, the investment advisory agreements between the Fund and BlackRock Institutional Management Corporation (“BIMC”) would be transferred to BlackRock Advisors, LLC (“BALLC”) (the “Transaction”). The Transaction was completed as of July 20, 2011.
     The Transaction, which was undertaken in connection with the reorganization of certain BlackRock, Inc. investment advisory entities, did not result in the assignment of the investment advisory agreements between the Fund and BIMC for purposes of the Investment Company Act because there was no change of actual control or management of the investment adviser. There was no change of control because BIMC and BALLC are both indirect wholly-owned subsidiaries of BlackRock, Inc., and BALLC will continue to be an indirect wholly-owned subsidiary of BlackRock, Inc. after the Transaction. There was no change in management because the same portfolio management teams are advising the Portfolios when BALLC is acting as the investment adviser as advised the Portfolios when BIMC was acting as the investment adviser.
     In connection with the Transaction, BALLC entered into investment advisory agreements with the Fund that are substantially identical to the then existing investment advisory agreements between BIMC and the Fund. BALLC, BCS Financial Services Corporation (“BCSFC”) and the Fund entered into agreements relating to fee waivers and expense limitations that are substantially identical to the then existing agreements among BIMC, BCSFC and the Fund relating to such matters. BALLC, BCSFC and the Fund also entered into a fee waiver agreement relating to the portfolio yield of the Money Market Portfolio that is substantially identical to the existing fee waiver agreement relating to the portfolio yield of the Government/Repo Portfolio.
     Under this fee waiver agreement relating to the Money Market Portfolio, BCSFSC has agreed that if for any day, after giving effect to all other fee waivers and all expenses, including without limitation, any extraordinary expenses, the “portfolio yield” would be less than 0.01%, BCSFSC shall waive that portion of its fees for such day so that after giving effect to such waiver and the other fee waivers, the portfolio yield for such day would be not less than 0.01%. BCSFSC has agreed that if after giving effect to such waiver and the other fee waivers, the portfolio yield for such day would be less than 0.01%, BCSFSC shall waive all of its fees for such day. BALLC has agreed that if for any day, after giving effect to the other fee waivers and the BCSFSC fee waiver, the portfolio yield would be less than 0.01%, BALLC shall waive that portion of its fees for such day so that after giving effect to such waiver, the other fee waivers and the BCSFSC fee waiver, the portfolio yield for such day would be not less than 0.01%. BALLC has agreed that if after giving effect to such waiver, the other fee waivers and the BCSFSC fee waiver, the portfolio yield for such day would be less than 0.01%, BALLC shall waive all of its fees for such day. BCSFSC and BALLC cannot terminate this portfolio yield fee waiver prior to May 1, 2012 without the consent of the Board of Trustees of the Fund.
This Supplement should be retained with your Prospectus for future reference.